Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference herein of our report dated August 6, 2007, included in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-145341) and related prospectus of OSG America L.P.

/s/ Ernst & Young LLP

Certified Public Accountants
Tampa, FL
November 7, 2007